NOTA KESEPAHAMAN
ANTARA
AGAPE ATP CORPORATION
DAN
RUMAH SAKIT UMUM PUSAT Dr. SARDJITO

NOMOR: ....
NOMOR: ....

TENTANG

KERJA SAMA DALAM RANGKA PENGUATAN PENELITIAN DAN PENGEMBANGAN ILMIAH MELALUI RUMAH SAKIT SPESIALIS INTERNASIONAL, MENGEMBANGKAN PROGRAM PENELITIAN DENGAN UNIVERSITAS PERINGKAT TERATAS, DAN MENINGKATKAN KESEHATAN BERKELANJUTAN MELALUI INOVASI MEDIS.

Pada hari ini, 25th November tahun 2024, kami yang bertanda tangan di bawah ini:

1. DR. JOHN HING VONG

   Deputy Chairman of Agape ATP Corporation, yang berkedudukan di Lot 1705-1708, 17th Floor, Faber Towers, Jalan Desa Baahagia, Taman Desa, Kuala Lumpur Malaysia bertindak untuk dan atas nama Agape ATP Corporation berdasarkan Keputusan Perusahaan, selanjutnya disebut PIHAK KESATU.

2. dr. ENIARTI, M.Sc., Sp.KJ., M.M.R., QHIA

   Direktur UtamaRumah Sakit Umum Pusat Dr. Sardjito Yogyakarta, yang beralamat di Jalan Kesehatan No. 1 Sekip, Sinduadi, Mlati, Sleman, D.I.Yogyakarta dalam hal ini bertindak untuk dan atas nama Rumah Sakit Umum Pusat Dr. Sardjito Yogyakarta, selanjutnya disebut PIHAK KEDUA.

PIHAK KESATU dan PIHAK KEDUA, selanjutnya secara bersama-sama disebut PARA PIHAK, terlebih dahulu menerangkan hal-hal sebagai berikut:

a. PIHAK KESATU KESATU merupakan sebuah badan usaha yang berbadan hukum yang didirikan di Amerika Serikat yang terdaftar

MEMORANDUM OF UNDERSTANDING
BETWEEN
AGAPE ATP CORPORATION
AND
Dr. SARDJITO GENERAL HOSPITAL

NUMBER: ....
NUMBER: ....

ABOUT

COOPERATION FOR STRENGTHENINGSCIENTIFIC R&D THROUGH INTERNATIONAL SPECIALIST HOSPITALS, DEVELOPING RESEARCH PROGRAMS WITH TOP-RANKED UNIVERSITIES, AND IMPROVING SUSTAINABLE WELLNESS THROUGH MEDICAL INNOVATIONS.

Today, 25th November, the year 2024, we, who have signed:

1. DR. JOHN HING VONG

   Deputy Chairman of Agape ATP Corporation, domiciled in Lot 1705-1708, 17th Floor, Faber Towers, Jalan Desa Baahagia, Taman Desa, Kuala Lumpur Malaysia, acts for and on behalf of Agape ATP Corporation by the Company's Decision, hereinafter referred to as the UNITED PARTY.

2. dr. ENIARTI, M.Sc., Sp.KJ., M.M.R., QHIA

   President Director of the Dr. Sardjto General Hospital, is located on Jalan Kesehatan No. 1 Sekip, Sinduadi, Mlati, Sleman, D.I.Yogyakarta in this case acting for and on behalf of the Dr. Sardjito GeneralHospital, hereinafter referred to as the SECOND PARTY.

The FIRST PARTY and the SECOND PARTY, hereinafter collectively referred to as the PARTIES, shall first explain the following matters:

a. The FIRST PARTY is a business entity incorporated in United States publicly listed in NASDAQ headquartered in Malaysia with a strong foundation built on two core

secara publik di NASDAQ yang berkantor pusat di Malaysia dengan fondasi kuat yang dibangun di atas dua pilar bisnis inti, ATPC mengkhususkan diri dalam penyediaan produk kesehatan dan kebugaran yang memenuhi beragam kebutuhan pelanggannya, memastikan kesejahteraan dan vitalitas mereka. Selain itu, APTC memberikan solusi hemat energi komprehensif yang memberdayakan perusahaan untuk mendorong inisiatif keberlanjutan, mengurangi konsumsi energi, dan mencapai tujuan keberlanjutan mereka;

b. PIHAK KEDUA adalah rumah sakit paru selain berfungsi melaksanakan pelayanan kesehatan pada masyarakat, juga sebagai tempat penyelenggaraan pendidikan, pelatihan, penelitian, dan pengembangan ilmu pengetahuan dan teknologi di bidang kesehatan paru;

c. Bahwa PARA PIHAK bermaksud untuk melakukan kerja samaMemperkuat penelitian dan pengembangan ilmiah adalah prioritas dengan membangun hubungan dengan rumah sakit spesialis internasional dan lembaga ilmu medis serta ilmu kehidupan. Dengan mengembangkan program penelitian bersama universitas internasional terkemuka di bidang kesehatan masyarakat, tujuannya adalah untuk memajukan pengetahuan dan praktik di bidang tersebut. Selain itu, fokus pada peningkatan kesejahteraan berkelanjutan akan didorong melalui inovasi medis yang berkelanjutan, memastikan bahwa kemajuan tersebut memberikan kontribusi yang efektif terhadap kesehatan dan kesejahteraan jangka panjang. ("Kerja Sama").

Berdasarkan hal-hal tersebut di atas dan dengan memperhatikan ketentuan peraturan perundang-undangan, PARA PIHAK sepakat untuk melakukan Kerja Sama dalam bentuk Nota Kesepahaman dengan ketentuan dan syarat sebagai berikut:

business pillars, ATPC specialises in the provision of health and wellness products that caters to the diverse needs of its customers, ensuring their well-being and vitality. Additionally, APTC delivers comprehensive energy-saving solutions that empower companies to drive sustainability initiatives, reduce energy consumption, and achieve their sustainability goals.

b. The SECOND PARTY is General hospital not only serves to provide health services to the community but also functions as a center for education, training, research, and the development of knowledge and technology in the field of health.

c. The PARTIES intend to strengthen scientific research and development is a priority through establishing linkages with international specialist hospitals and institutes of medical and life sciences. By developing research programs in collaboration with top-ranked international universities in public health, the goal is to advance knowledge and practices in the field. Additionally, the focus on improving sustainable wellness will be driven through ongoing medical innovations, ensuring that advancements contribute effectively to long-term health and well-being. ("Cooperation").

Hence, according to the provisions of the laws and regulations, the PARTIES agree to conduct Cooperation that is specified in a Memorandum of Understanding with the following terms and conditions:

Pasal 1
MAKSUD DAN TUJUAN

(1) Nota Kesepahaman ini dimaksudkan sebagai landasan bagi PARA PIHAK untuk melakukan Kerja Sama.
(2) Nota Kesepahaman ini bertujuan untuk kerja sama penguatan kapasitas peningkatkan penelitian dan pengembangan ilmiah dengan fokus pada kesehatan berkelanjutan dan inovasi medis berkelanjutan untuk kesehatan jangka panjang.
(3) Kerja Sama antara PARA PIHAK bersifat *non-binding agreement* yaitu bahwa Nota Kesepahaman ini tidak akan membentuk hak atau kewajiban hukum yang mengikat atas nama salah satu PIHAK.
(4) Tanpa memperhatikan ketentuan lainnya dalam Nota Kesepahaman ini, kecuali untuk Pasal 4, 5, 7 dan 9, tidak ada pengalihan atau pemberian lisensi tanpa batas terkait dengan hak kekayaan intelektual atau industri yang dipengaruhi oleh Nota Kesepahaman ini.

Pasal 2
RUANG LINGKUP

(1) Ruang lingkup Nota Kesepahaman ini meliputi:
   a. Tukar pikiran dan gagasan untuk merancang kerangka penguatan kapasitas peningkatkan penelitian dan pengembangan ilmiah dengan fokus pada kesehatan berkelanjutan dan inovasi medis berkelanjutan untuk kesehatan jangka panjang.
   b. Tukar pikiran dan gagasan terkait topik Memajukan Kesehatan Global melalui Kolaborasi dan Inovasi Penelitian Tujuan Kesehatan Berkelanjutan yang lebih spesifik antara lain kolaborasi dengan universitas internasional peringkat teratas untuk mengembangkan program penelitian di bidang kesehatan masyarakat dan meningkatkan kesehatan berkelanjutan melalui inovasi medis.
   c. Pelaksanaan konferensi, *workshop*, kegiatan pelatihan, diskusi panel, maupun seminar terkait topik Tujuan Memajukan Kesehatan Global melalui Kolaborasi dan Inovasi Penelitian.
   d. Fasilitasi bersama untuk interaksi dengan *stakeholders* antara lain Rumah sakit dan kementrian Kesehatan/ Lembaga untuk mempromosikan proyek

Article 1
PURPOSES AND OBJECTIVES

(1) This Memorandum of Understanding acts as a basis for the PARTIES to carry out Cooperation.
(2) This Memorandum of Understanding aims to cooperation to strengthen the capacity to improve scientific research and development with a focus on sustainable health and sustainable medical innovation for long-term health.
(3) The cooperation between the PARTIES is a non-binding agreement, this Memorandum of Understanding shall not create any binding legal right or obligation on or behalf of any of the PARTIES.
(4) Notwithstanding anything else in this Memorandum of Understanding to the contrary, except for Articles 4, 5, 7, and 9, without limitation, no assignment of, or grant of license in respect of, intellectual or industrial property rights is effected by this Memorandum of Understanding.

Article 2
SCOPE

(1) The scope of this Memorandum of Understanding includes:
   a. Exchange thoughts and ideas to design a framework for strengthening the capacity to improve scientific research and development with a focus on sustainable health and sustainable medical innovation for long-term health.
   b. Exchange thoughts and ideas on more specific Sustainable Health Goal topics including collaboration with top-ranked international universities to develop research programs in the field of public health and improve sustainable health through medical innovation.
   c. Implementation of conferences, workshops, training activities, panel discussions, and seminars related to the topic of the Goal of Advancing Global Health through Research Collaboration and Innovation.
   d. Mediating discussions with interaction with stakeholders including hospitals and the Ministry of Health/Institutions to promote sustainable health research projects regarding traditional health service development programs in Indonesia.

riset Kesehatan mengenai program pengembangan pelayanan kesehatan tradisional di Indonesia.

e. Fasilitasi bersama untuk interaksi dengan lembaga pendidikan antara lain Universitas di Indonesia maupun Internasional, dalam hal pelatihan bidang pembangunan berkelanjutan.

f. Fasilitasi bersama untuk diskusi terkait pengembangan kerangka kerja sama dalam penelitian atas implementasi Tujuan Pembangunan Berkelanjutan dan topik Kesehatan Berkelanjutan, termasuk di dalamnya pembuatan artikel bersama melalui media sosial dan peliputan media.

g. Mencari aliansi internasional dengan rumah sakit, pusat pengendalian penyakit, dan lembaga-lembaga terkenal

e. Mediating discussions with educational institutions, including Universities in Indonesia and internationally, in terms of training in the field of Sustainable Health Goals to propose special training regarding sustainable development goals.

f. Mediating discussions regarding the development of a research collaboration framework for the implementation of sustainable development goals and sustainable wellness topics, including the submission of joint papers/news through social media and media interviews.

g. Seeking international alliances with renowned hospitals, disease control centres and agencies

(2) Ruang lingkup Nota Kesepahaman sebagaimana dimaksud pada ayat (1) dapat diperluas sesuai kebutuhan yang disepakati PARA PIHAK.

(2) The scope of the Memorandum of Understanding as referred to in paragraph (1) may be expanded according to the needs that are agreed by the PARTIES.

Pasal 3
TUGAS DAN TANGGUNG JAWAB

(1) PIHAK KESATU mempunyai tugas dan tanggung jawab dalam menyediakan narasumber, fasilitator, pakar ahli, dan materi-materi yang diperlukan untuk melaksanakan kegiatan sebagaimana dimaksud dalam Pasal 2.

(2) PIHAK KEDUA mempunyai tugas dan tanggung jawab untuk menyusun kerangka program penelitian atas implementasi Tujuan Pembangunan Berkelanjutan di Indonesia berdasarkan masukan, gagasan, data dan informasi kegiatan sebagaimana dimaksud dalam Pasal 2.

(3) PARA PIHAK setuju untuk bekerja dengan itikad baik untuk memenuhi tugas dan tanggung jawab untuk mencapai tujuan yang ditetapkan.

(4) Pelaksanaan tugas dan tanggung jawab sebagaimana dimaksud pada ayat (1) dan ayat (2) tidak mengurangi kewenangan PARA PIHAK untuk melaksanakan tugas dan tanggung jawab berdasarkan ketentuan peraturan perundang-undangan.

Article 3
DUTY AND RESPONSIBILITY

(1) The FIRST PARTY has duties and responsibilities in providing resource persons, facilitators, experts, and materials needed to conduct the activities as referred to in Article 2.

(2) The SECOND PARTY has the duty and responsibility to develop a research program framework for the implementation of sustainable development goals in Indonesia. The development of an internal supervision framework is based on inputs, ideas, data, and information on activities as referred to in Article 2.

(3) THE PARTIES agree to work in good faith to fulfil their duties and responsibilities to achieve the objectives which are stipulated together.

(4) The implementation of the duties and responsibilities as referred to in paragraphs (1) and paragraph (2) shall not reduce the authority of the PARTIES to perform their duties and responsibilities in accordance with the provisions of laws and regulations.

Pasal 4
PELAKSANAAN

(1) Pelaksanaan Nota Kesepahaman ini akan diawali dengan merinci kegiatan bersama PIHAK PERTAMA dan PIHAK KEDUA dan akan diartikulasikan ke dalam satu atau beberapa kerangka acuan dan/atau perjanjian terpisah selama dua tahun Nota Kesepahaman.
(2) Kerangka acuan sebagaimana dimaksud dalam Pasal 4 (1) harus dirundingkan dan setelah disepakati oleh para pihak, ditandatangani oleh PARA PIHAK atau pejabat yang ditunjuk oleh PARA PIHAK.
(3) Untuk melaksanakan ketentuan sebagaimana dimaksud pada ayat (2):
   a. PIHAK KESATU menunjuk Dr. John Hing Vong, Deputy Chairman AGAPE ATP AGAPE ATP sebagai Wakil dalam Pelaksanaan Nota Kesepahaman ini.
   b. PIHAK KEDUA menunjuk dr. Dewiyani Indah Widasari, Sp.PA., Ph.D, Kepala Instalasi Penelitian Klinis Rumah Sakit Umum Pusat Dr. Sardjto Yogyakratasebagai Koordinator Pelaksanaan Nota Kesepahaman ini.

Article 4
IMPLEMENTATION

(1) The implementation of this Memorandum of Understanding will begin with the specification of joint activities of the FIRST and SECOND PARTIES and to be articulated in one or several separate terms of references and or agreements during the two years of the Memorandum of Understanding.
(2) The Terms of Reference as referred to in Article 4 (1) shall be negotiated and after agreement by the parties, shall be signed by the PARTIES or an official appointed by the PARTIES.
(3) To execute the provisions as referred to in paragraph (2):
   a. The FIRST PARTY appointed Dr. John Hing Vong, Deputy Chairman to the AGAPE ATP as the representative in the implementation of this Memorandum of Understanding.
   b. The SECOND PARTY appointed dr. Dewiyani Indah Widasari, Sp.PA., Ph.D, Head of the Clinical Research InstallationDr. Sardjito General Hospital Hospitalas the coordinator for the implementation of this Memorandum of Understanding.

Pasal 5
Perlindungan Hak Kekayaan Intelektual (HAKI), Perjanjian Pengalihan Material (MTA) dan Sumber Daya Genetik pada Pengetahuan Tradisional (GRTK)

1. Masing – masing Pihak harus menghormati kekayaan intelektual Pihak lainnya yang dibawa selama pelaksanaan Nota Kesepahaman ini di wilayah negaranya sesuai dengan Peraturan Perundang-undangan yang berlaku di negaranya msing-masing, informasi untuk tujuan melakukan kegiatan kerja sama berdasarkan Nota Kesepahaman ini.
2. Masing – masing Pihak harus menghormati nama dan reputasi Pihak lainnya, dan harus berkonsultasi terlebih dahulu dengan pihak lainnya mengenai publisitas atau referensi eksternal terhadap Nota Kesepahaman ini.
3. Salah satu Pihak tidak boleh menggunakan merek, logo, atau kekayaan intelektual apapun milik Pihak lainnya tanpa memperoleh persetujuan tertulis

Article 5
Protection of Intellectual Property Rights (IPR), Material Transfer Agreement (MTA) and Genetic Resources on Traditional Knowledge (GRTK).

1. Each Party must respect the intellectual property of the other Party brought during the implementation of this Memorandum of Understanding within the territory of their country in accordance with the laws and regulations in force in their respective countries information for the purpose of performing cooperative activities under this Memorandum of Understanding.
2. Each Party shall respect the name and reputation of the other Party, and shall consult the other in advance regarding any publicity or external reference to this Memorandum of Understanding.
3. Either Party may not use the brand, logo or any intellectual property of the other Party, without obtaining prior written approval from the other Party

sebelumnya dari Pihak lainnya.

Pasal 6
KERAHASIAAN

(1) PARA PIHAK sepakat untuk menjaga kerahasiaan sehubungan dengan informasi yang dibagikan dan dihasilkan dalam rangka kerja sama yang dimaksud dalam Nota Kesepahaman ini, kecuali dalam hal:
   a. peraturan perundang-undangan menyatakan bahwa data dan informasi bersifat terbuka untuk umum;
   b. data dan informasi diminta oleh penyelidik, penyidik, penuntut umum dan/atau majelis hakim dalam proses penyelidikan, penyidikan, penuntutan dan/atau pengadilan suatu pidana;
   c. perintah atau permintaan tertulis resmi dari otoritas atau instansi pemerintah yang berwenang;
   d. merupakan data dan informasi yang telah dikembangkan secara independen oleh penerima informasi dengan menggunakan informasi lain yang tidak termasuk data dan informasi rahasia, dan/atau;
   e. merupakan data dan informasi yang dikecualikan dan/atau diatur berdasarkan ketentuan tertentu.
(2) PARA PIHAK wajib memastikan bahwa seluruh pegawai, tim ahli dan/atau pihak terafiliasi dari PARA PIHAK mematuhi kewajiban menjaga kerahasiaan data sehubungan dengan Nota Kesepahaman ini.
(3) PARA PIHAK sepakat bahwa ketentuan kerahasiaan data ini tetap berlaku bagi PARA PIHAK, meskipun Nota Kesepahaman ini berakhir.

Article 6
CONFIDENTIALITY

(1) The PARTIES agree to maintain confidentiality with respect to the information shared and generated in the cooperative effort referred to in this Memorandum of Understanding, except where:
   a. laws and regulations state that data and information are open to the public;
   b. data and information requested by the initial or advance investigators, prosecutors, and/or a panel of judges in the process of an initial investigation, advance investigation, prosecution, and/or trial of a crime;
   c. an official wrote order or request from an authorized government authority or agency;
   d. data and information that has been developed independently by the recipient of the information using other information that does not include as confidential data and information, and/or;
   e. data and information that are excluded and/or regulated based on certain provisions.
(2) The PARTIES shall ensure that all employees, expert teams, and/or affiliated parties of the PARTIES comply with the obligation to maintain data confidentiality regarding this Memorandum of Understanding.
(3) The PARTIES agree that this data confidentiality provision will still apply to the PARTIES, even though this Memorandum of Understanding comes to an end.

Pasal 7
PEMBIAYAAN

(1) Segala biaya yang timbul sebagai akibat dari pelaksanaan Nota Kesepahaman ini dibebankan pada anggaran PARA PIHAK sesuai dengan kesepakatan PARA PIHAK serta ketentuan aturan hukum negara Republik Indonesia.

Article 7
FINANCING

All costs incurred as a result of the implementation of this Memorandum of Understanding shall be borne by the budget of the PARTIES and with the agreement of the PARTIES and following the provisions of laws and regulations of the Republic of Indonesia.

Pasal 8
JANGKA WAKTU

(1) Nota Kesepahaman ini berlaku untuk jangka waktu 2 (dua) tahun, terhitung sejak 25 November 2024 dengan 25 November 2026.
(2) Nota Kesepahaman ini dapat diperpanjang atau diakhiri sesuai kesepakatan tertulis PARA PIHAK.
(3) Dalam hal salah satu PIHAK bermaksud memperpanjang atau mengakhiri Nota Kesepahaman ini sebelum jangka waktu sebagaimana dimaksud pada ayat (1), PIHAK tersebut wajib memberitahukan secara tertulis kepada PIHAK lainnya paling lambat 30 (tiga puluh) hari kerja sebelum Nota Kesepahaman ini diakhiri.
(4) Nota Kesepahaman ini dapat berakhir atau batal dengan sendirinya, apabila terdapat ketentuan peraturan perundang-undangan dan/atau kebijakan pemerintah yang tidak memungkinkan berlangsungnya Nota Kesepahaman ini tanpa terikat dengan ketentuan waktu sebagaimana dimaksud pada ayat (1).

Article 8
TIME PERIOD

(1) This Memorandum of Understanding shall be valid for 2 (two) years, starting from 25 November 2024 until 25 November 2026.
(2) This Memorandum of Understanding may be extended or terminated according to the written agreement by the PARTIES
(3) In the event that one of the PARTY intends to extend or terminate this Memorandum of Understanding before the period as referred to in paragraph (1), the said PARTY shall notify the other PARTY in writing no later than 30 (thirty) working days before this Memorandum of Understanding is terminated.
(4) This Memorandum of Understanding may be terminated or canceled automatically, if there are provisions of laws and/or government policies that do not allow this Memorandum of Understanding to take place without being bound by the terms of time as referred to in paragraph (1).

Pasal 9
PERUBAHAN

Hal-hal yang tidak atau belum cukup diatur termasuk perubahan atas Nota Kesepahaman ini akan diatur kemudian secara musyawarah mufakat oleh PARA PIHAK. Perubahan harus dituangkan secara tertulis dalam suatu dokumen addendum yang merupakan bagian tidak terpisahkan dari Nota Kesepahaman ini.

Article 9
AMENDMENT

Matters that are not or have not been sufficiently regulated, including amendments to this Memorandum of Understanding, will be regulated later by deliberation and consensus by the PARTIES. Changes must be made in writing in an addendum document which is to become an integral part of this Memorandum of Understanding.

Pasal 10
HUKUM YANG MENGATUR DAN PENYELESAIAN PERSELISIHAN

(2) Nota Kesepahaman ini dan pelaksanaannya diatur dan ditafsirkan berdasarkan hukum negara Republik Indonesia.
(3) Dalam hal terjadi perbedaan pendapat atau perbedaan penafsiran mengenai pelaksanaan Nota Kesepahaman ini, PARA PIHAK sepakat untuk menyelesaikan secara musyawarah dan mufakat.

Article 10
LAW GOVERNING AND SETTLEMENT OF DISPUTES

(1) This Memorandum of Understanding and its implementation shall be governed and construed based on the laws of the Republic of Indonesia.
(2) In the event of a dissenting opinion or contradictory interpretations regarding the implementation of this Memorandum of Understanding, the PARTIES agree to settle it by deliberation and consensus.

Pasal 11
KOMUNIKASI DAN KORESPONDENSI

(1) Setiap bentuk komunikasi dan korespondensi antara PARA PIHAK berdasarkan Nota Kesepahaman ini, akan dilakukan secara tertulis dan diserahkan langsung atau dikirimkan melalui pos, surat elektronik, atau melalui faksimili dengan alamat sebagai berikut:

Article 11
COMMUNICATION AND CORRESPONDENCE

(1) Communication and correspondence between the PARTIES pursuant to this Memorandum of Understanding, will be in writing and submitted in person or sent by post, electronic mail, or by facsimile at the following address:

a. AGAPE ATP COORPORATION
Alamat / Address : Lot 1705-1708, 17th Floor, Faber Towers, Jalan Desa Baahagia, Taman Desa, Kuala Lumpur Malaysia
Telepon / Phone : +603 2732 5716 / +603 2732 5717
Surel / Email : care@atpc.com.my

b. DR. SARDJITO GENERAL HOSPITAL
Alamat / Address : Jalan Kesehatan No. 1 Sekip, Sinduadi, Mlati, Sleman,D.I.Yogyakarta
Telepon / Phone : +62 274 587333 ext. 1251
Surel / Email : penelitianrss@gmail.com

(2) Setiap perubahan alamat, surat elektronik, telepon/faksimili yang berhubungan dengan pelaksanaan Nota Kesepahaman ini diberitahukan secara tertulis kepada PIHAK lainnya dalam jangka waktu 14 (empat belas) hari kalender sebelum perubahan berlaku efektif.

Any change of address, electronic mail, telephone/facsimile related to the implementation of this Memorandum of Understanding must be notified in writing to the other PARTY within 14 (fourteen) calendar days before the change becomes effective.

Pasal 12
PENUTUP

(1) Nota Kesepahaman ini dibuat dalam dua bahasa, yaitu Indonesia dan English. Namun, jika terdapat perbedaan diantara dua versi bahasa, maka versi bahasa English akan dianggap berlaku.
(2) Nota Kesepahaman ini dibuat dan ditandatangani dalam rangkap 2 (dua) oleh PARA PIHAK, bermeterai cukup, dan mempunyai kekuatan hukum yang sama dan dibubuhi stempel jabatan oleh PARA PIHAK.

Article 12
FINALE

(1) This Memorandum of Understanding is written in Indonesian and English, but in the case of any discrepancies between the Bahasa Indonesia and English versions, the English version of the Memorandum of Understanding shall prevail.
(2) This Memorandum of Understanding is made and signed in 2 (two) original copies for each PARTY, duly sealed, and having the same legal force and affixed with the departmental stamp by the PARTIES.

PIHAK KESATU / FIRST PARTY
DEPUTY CHAIRMNAN AGAPE ATP CORPORATION / DEPUTY CHAIRMAN OF THE AGAPE ATP CORPORATION

(DR. JOHN HING VONG)

PIHAK KEDUA / SECOND PARTY
DIREKTUR UTAMA RUMAH SAKIT UMUM PUSAT Dr. SARDJITO/ PRESIDENT DIRECTOR Dr. SARDJTO GENERAL HOSPITAL

(ENIARTI)

AGAPE ATP CORPORATION
E0248912016-9
Lots 1705-1708, Level 17, Tower 2, Faber Towers,
Jalan Desa Bahagia, Taman Desa,
58100 Kuala Lumpur.
Tel: 03-27325716 / 03-27325717